Exhibit 99.1

DASAN Zhone Solutions Reports Third Quarter 2019 Financial Results

Oakland, Calif., November 12, 2019 - DASAN Zhone Solutions, Inc. (NASDAQ: DZSI or the "Company" or “DZS”), a global provider of ultra-broadband network access solutions and communications platforms deployed by advanced Tier 1, 2 and 3 service providers and enterprise customers, today reported third quarter results for the period ended September 30, 2019.

Third Quarter 2019 Financial and Operational Highlights

•	GAAP revenue $71.5 million
•	Recognized as the leading US-based supplier of Ultra high-speed FTTx access solutions by revenue and shipments
•	Selected by Korea Telecom to deploy carrier-grade, ultra-low latency mobile transport switches in its 5G networks
•	Used $6.1 million in cash from operations, ended quarter with $47.9 million cash and cash equivalents, up from $20 million from the same period a year ago

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Selected Financial Information

	GAAP		Non-GAAP
Key Financial Results	Q3 2019	Q3 2018	Q3 2019	Q3 2018
	(in millions)
Net revenue	$71.5	$71.9	$71.5	$71.9
Adjusted EBITDA	-	-	(0.3)	4.4
Net income (loss) - (attributable to DZSI)	(4.0)	1.8	(1.3)	3.2
Diluted common shares outstanding	21.4	16.9	21.4	16.9
Cash and cash equivalents as of quarter end	47.9	20.0	47.9	20.0

Management Commentary

“In the third quarter of 2019, we faced certain headwinds which impacted our financial performance, as well as our near-term outlook,” said Yung Kim, Chief Executive Officer of DZS. “Several market factors continue to affect our business, including recent trends in reduced carrier spend throughout the industry and temporary postponements in capital spending for 5G and Fiber-to-the-Home projects.  Although we anticipate some of these dynamics to extend into the fourth quarter of 2019, our business opportunity pipeline for new deployments of mobile transport switches and fiber based access solutions is growing faster than expected. Overall, our value proposition with both new and existing customers is well understood, our leadership position in the markets is intact, and we remain confident in the mid-to-long term strategic direction of the Company.”

Third Quarter 2019 Financial Results

Net revenue for the third quarter of 2019 was $71.5 million, a decrease of less than 1% year-over-year from the prior year period. The relatively flat revenues were primarily due to decreases in revenues from Asia-Pacific (APAC), which were offset by increases in revenues from Europe, the Middle East, and Africa in the third quarter of 2019.

Gross margin for the third quarter of 2019 was 31.0% which compares to 32.6% in the third quarter of 2018.

Net loss attributable to DZS for the third quarter of 2019 totaled $(4.0) million, or $(0.19), per diluted share compared to net income attributable to DZS of $1.8 million, or $0.11 per diluted share, in the same period last year.

Operating expenses for the third quarter of 2019 were $26.1 million compared to $19.9 million in the same quarter last year.

Adjusted EBITDA for the third quarter of 2019 totaled negative $257,000 and Adjusted EBITDA margin was (0.4)%. This compares to Adjusted EBITDA of $4.4 million, and Adjusted EBITDA margin of 6.1% in the same period a year ago.

Total cash and cash equivalents (excluding restricted cash) as of September 30, 2019 were $47.9 million, compared to $27.7 million as of December 31, 2018.

Business Outlook

DZS’s business outlook is based on current expectations.  The following statements are forward-looking, and actual results can differ materially and adversely from those expressed below. Actual results will be impacted by market conditions and those factors described below under “Forward-Looking Statements” and in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarters ended June 30, 2019 and September 30, 2019 and subsequent filings with the U.S. Securities and Exchange Commission. Accordingly, undue reliance should not be placed on these projections.

Fourth Quarter 2019 Guidance

	Q4 2019		Full Year 2019
	Low	High	Low	High
	(in millions)
Net revenue	$80.0	$86.0	$309.3	$315.3
Gross margin %	31.0%	32.0%	32.2%	32.5%
Adjusted Operating expenses	21.9	20.9	92.9	91.9
Adjusted EBITDA	3.4	7.2	11.7	15.5
Adjusted EBITDA margin %	4.3%	8.4%	3.8%	4.9%

See “Non-GAAP Financial Measures” and “Adjusted EBITDA Guidance Reconciliation” below.

Non-GAAP Financial Measures

To supplement DZS's consolidated financial statements presented in accordance with GAAP, DZS uses EBITDA, Adjusted EBITDA, Adjusted Operating Expenses and Adjusted EBITDA Margin, which are non-GAAP measures DZS believes are appropriate to provide meaningful comparison with, and to enhance an overall understanding of, DZS's past financial performance and prospects for the future. DZS believes these non-GAAP financial measures provide useful information to both management and investors by excluding specific expenses and gains that DZS believes are not indicative of core operating results. Further, Adjusted EBITDA is a measure of operating performance used by management, as well as industry analysts, to evaluate operations and operating performance and is widely used in the telecommunications and manufacturing industries. Other companies in the telecommunications and manufacturing industries may calculate Adjusted EBITDA differently than DZS does.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for measures of financial performance prepared in accordance with GAAP.

DZS defines EBITDA as net income (loss) plus (i) interest expense, net, (ii) provision (benefit) for taxes, (iii) depreciation and amortization expense. DZS defines “Adjusted EBITDA” as EBITDA plus (i) stock-based compensation expenses, and (ii) the impact of material transactions or events that we believe are not indicative of our core operating performance, such as merger and acquisition transaction costs, restructuring costs, inventory step-up valuation amortization, bargain purchase gain, gain or (loss) on sale of assets or impairment of long-lived assets, any of which may or may not be recurring in nature. DZS defines Adjusted Operating expenses as total operating expenses less (i) depreciation and amortization, (ii) stock-based compensation, and (iii) expenses incurred in connection with material transactions or events that we believe are not indicative of our core operating performance, such as merger and acquisition transaction costs and restructuring costs or impairment of long-lived assets, any of which may or may not be recurring in nature.

DZS defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue.

A reconciliation of EBITDA and Adjusted EBITDA to each of their respective GAAP counterparts for the three and nine months ended September 30, 2019 and 2018 is included at the end of the Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss) below.

GAAP to Non-GAAP Financial Guidance Reconciliation

A reconciliation of the non-GAAP measures included in our fourth quarter and full year 2019 guidance above is as follows:

	Q4 2019		Full Year 2019
	Low	High	Low	High
Reconciliation of net loss to Adjusted EBITDA:	(in millions)
Net loss	$(5.2)	$(1.4)	$(8.3)	$(4.5)
Interest expense, net	0.8	0.8	3.5	3.5
Income tax expense	0.7	0.7	1.8	1.8
Depreciation and amortization	1.3	1.3	5.5	5.5
EBITDA	(2.4)	1.4	2.5	6.3
Stock-based compensation	0.8	0.8	3.6	3.6
Merger and acquisition costs	-	-	0.3	0.3
Inventory step-up amortization	-	-	0.6	0.6
Restructuring costs	5.0	5.0	5.0	5.0
Bargain purchase gain on acquisition	-	-	(0.3)	(0.3)
Adjusted EBITDA	$3.4	$7.2	$11.7	$15.5

	Q4 2019		Full Year 2019
	Low	High	Low	High
Reconciliation of Operating Expenses to Adjusted Operating Expenses:	(in millions)
Operating Expenses	$28.5	$27.5	$105.1	$104.1
Depreciation and amortization	(0.8)	(0.8)	(3.3)	(3.3)
Stock-based compensation	(0.8)	(0.8)	(3.6)	(3.6)
Merger and acquisition costs	-	-	(0.3)	(0.3)
Restructuring costs	(5.0)	(5.0)	(5.0)	(5.0)
Adjusted Operating Expenses	$21.9	$20.9	$92.9	$91.9

Conference Call

DZS management will hold a conference call today (November 12, 2019) at 5:00 p.m. Eastern time 2:00 p.m. Pacific time) to discuss these results. A question and answer session will follow management’s presentation

Date: Tuesday, November 12, 2019

Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)

U.S. dial-in number: 888-306-9369

International number: 503-406-4059

Conference ID: 5887250

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the company’s website.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through November 20, 2019.

Toll-free replay number: 855-859-2056

International replay number: 404-537-3406

Replay ID: 5887250

Forward-Looking Statements

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 and the Securities Exchange Act of 1934.  These statements are based on current expectations, estimates, forecasts and projections about the industries in which the Company operates and reflect the beliefs and assumptions of the Company’s management as of the date hereof.  Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” variations of such words, and similar expressions are intended to identify forward-looking statements. In addition, statements that refer to projections of earnings, revenue, operating expenses, gross margin, costs or other financial items (including Adjusted EBITDA) in future periods and to anticipated growth and trends in our business or key markets are forward-looking statements.  Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict.  The Company’s actual results could differ materially and adversely from those expressed in or contemplated by the forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, the Company’s ability to realize the anticipated cost savings, synergies and other benefits of its acquisitions, including the KEYMILE acquisition and any integration risks relating thereto; the ability to generate sufficient revenue to achieve or sustain profitability; the Company’s ability to raise additional capital to fund existing and future operations or to refinance or repay its existing indebtedness; defects or other performance problems in the Company’s products; any economic slowdown in the telecommunications industry that restricts or delays the purchase of the Company’s products by its customers; the loss of any of our large customers, significant reductions or delays in their spending, or a material change in their networking or procurement strategies; commercial acceptance of the Company’s products; intense competition in the communications equipment market; higher than anticipated expenses that the Company may incur; any failure to comply with the periodic filing and other requirements of The Nasdaq Stock Market for continued listing; fluctuations in foreign currency exchange rates; the Company’s ability to enforce its intellectual property rights; the initiation of any civil litigation, regulatory proceedings, government enforcement actions or other adverse effects relating to the Audit Committee investigation or errors in the consolidated financial statements of Zhone Technologies, Inc.; the Company’s ability to execute on its strategy and operating plans; and economic conditions. In addition, please refer to the risk factors contained in the Company’s SEC filings available at www.sec.gov, including without limitation, the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements for any reason.

About DASAN Zhone Solutions, Inc.

DASAN Zhone Solutions, Inc. (NASDAQ: DZSI) is a global leader in network access solutions for service providers and enterprise networks. The Company provides a wide array of reliable, value-add networking technologies—including broadband access, mobile backhaul, Ethernet switching, Passive Optical LAN, and software-defined networks—to a wide range of the world’s most innovative network operators. DASAN Zhone Solutions is headquartered in Oakland, California, USA, with solutions deployed by over 900 customers in more than 80 countries worldwide.

DASAN Zhone Solutions, the DASAN Zhone Solutions logo, and all DASAN Zhone Solutions product names are trademarks of DASAN Zhone Solutions, Inc. Other brand and product names are trademarks of their respective holders. Specifications, products, and product names are all subject to change without notice.

Contacts

DASAN Zhone Solutions
Blair King, Vice President Finance
Tel: 510-777-7386
Fax: 510-777-7001
E: ir@dasanzhone.com

DZSI Strategic Communications
Matt Glover or Charlie Schumacher
Tel: 949-574-3860
E: dzsi@gatewayir.com

DASAN ZHONE SOLUTIONS, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss)
(In thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2019	June 30, 2019	September 30, 2018	September 30, 2019	September 30, 2018
Net revenue	$71,524	$83,664	$71,914	$229,277	$207,675
Cost of revenue	49,347	55,882	48,483	154,448	139,344
Gross profit	22,177	27,782	23,431	74,829	68,331
Operating expenses:
Research and product development	9,898	9,430	8,655	29,512	26,346
Selling, general and administrative	15,716	14,929	11,106	45,684	35,212
Amortization of intangible assets	464	470	131	1,406	393
Total operating expenses	26,078	24,829	19,892	76,602	61,951
Operating income (loss)	(3,901)	2,953	3,539	(1,773)	6,380
Interest income	374	62	42	524	203
Interest expense	(1,124)	(1,244)	(447)	(3,239)	(1,330)
Other income (expenses), net	944	1,345	(572)	2,517	(859)
Income (loss) before income taxes	(3,707)	3,116	2,562	(1,971)	4,394
Income tax provision	289	732	735	1,098	1,071
Net income (loss)	(3,996)	2,384	1,827	(3,069)	3,323
Net income (loss) attributable to non-controlling interest	37	(24)	29	194	2
Net income (loss) attributable to DASAN Zhone Solutions, Inc.	$(4,033)	$2,408	$1,798	$(3,263)	$3,321

Earnings (loss) per share attributable to DASAN Zhone Solutions, Inc.:
Basic	$(0.19)	$0.13	$0.11	$(0.17)	$0.20
Diluted	$(0.19)	$0.13	$0.11	$(0.17)	$0.20
Weighted average shares outstanding:
Basic	21,384	18,166	16,683	18,732	16,425
Diluted	21,384	18,482	16,891	18,732	16,640

Reconciliation of net income (loss) to Adjusted EBITDA:
Net income (loss)	$(3,996)	$2,384	$1,827	$(3,069)	$3,323
Interest expense, net	750	1,182	405	2,715	1,127
Income tax expense	289	732	735	1,098	1,071
Depreciation and amortization	1,343	1,350	652	4,110	2,033
EBITDA	(1,614)	5,648	3,619	4,854	7,554
Stock-based compensation	1,182	811	617	2,818	1,357
Merger and acquisition costs	-	-	139	337	139
Inventory step-up amortization	175	201	-	577	-
Bargain purchase gain on acquisition	-	-	-	(334)	-
Adjusted EBITDA	$(257)	$6,660	$4,375	$8,252	$9,050

DASAN ZHONE SOLUTIONS, INC. AND SUBSIDIARIES
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2019	December 31, 2018
Assets
Current Assets
Cash and cash equivalents	$47,851	$27,709
Restricted cash	4,448	7,003
Accounts receivable, net	100,865	71,617
Other receivables	8,003	12,988
Contract assets	9,351	11,381
Inventories	43,046	33,868
Prepaid expenses and other current assets	6,253	4,185
Total current assets	219,817	168,751
Property, plant and equipment, net	6,575	5,518
Right-of-use assets from operating leases	18,349	-
Goodwill	3,977	3,977
Intangible assets, net	14,539	5,649
Non-current deferred tax assets	1,691	2,752
Long-term restricted cash	501	936
Other assets	2,784	2,424
Total assets	$268,233	$190,007
Liabilities, Stockholders' Equity and Non-controlling Interest
Current liabilities
Accounts payable	$43,416	$38,608
Short-term debt	34,606	31,762
Other payables	4,363	3,073
Contract liabilities - current	3,609	8,511
Operating lease liabilities - current	3,496	-
Accrued and other liabilities	10,389	11,517
Total current liabilities	99,879	93,471
Long-term debt	19,456	14,142
Contract liabilities - non-current	2,597	1,801
Deferred tax liabilities	1,021	-
Operating lease liabilities - non-current	15,957	-
Pension liabilities	13,269	-
Other long-term liabilities	1,658	2,739
Total liabilities	153,837	112,153
Stockholders’ equity and non-controlling interest:
Common stock	21	16
Additional paid-in capital	138,860	93,192
Accumulated other comprehensive loss	(5,445)	(192)
Accumulated deficit	(19,040)	(15,777)
Total stockholders’ equity	114,396	77,239
Non-controlling interest	-	615
Total stockholders’ equity and non-controlling interest	114,396	77,854
Total liabilities, stockholders’ equity and non-controlling interest	$268,233	$190,007

DASAN ZHONE SOLUTIONS, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Results
(Unaudited, in thousands, except per share data)

The reconciliation of Adjusted EBITDA to net income is included above in the Unaudited Condensed Consolidated Statements of Comprehensive Income (Loss).  Set forth below are reconciliations of Non-GAAP Gross Profit, Non-GAAP Operating Expenses, and Non-GAAP Net Income Attributable to DZS to gross profit, total operating expenses and net income attributable to DZS, respectively, which the Company considers to be the most directly comparable U.S. GAAP financial measures to Non-GAAP Gross Profit, Non-GAAP Operating Expenses, and Non-GAAP Net Income Attributable to DZS:

	Three Months Ended September 30, 2019
	Cost of Revenue	Gross Profit	Operating Expenses	Operating Income	Net Income Attributable to DZSI	Net Income per Diluted Share Attributable to DZSI
GAAP amount	$49,347	$22,177	$26,078	$(3,901)	$(4,033)	$(0.19)
Adjustments to GAAP amounts:
Depreciation and amortization	(502)	502	(841)	1,343	1,343	0.06
Stock-based compensation	(11)	11	(1,171)	1,182	1,182	0.06
Merger and acquisition costs	-	-	-	-	-	-
Inventory step-up amortization	(175)	175	-	175	175	0.01
Bargain purchase gain on acquisition	-	-	-	-	-	-
Non-GAAP amount	$48,659	$22,865	$24,066	$(1,201)	$(1,333)	$(0.06)

	Three Months Ended June 30, 2019
	Cost of Revenue	Gross Profit	Operating Expenses	Operating Income (Loss)	Net Income (Loss) Attributable to DZSI	Net Income (Loss) per Diluted Share Attributable to DZSI
GAAP amount	$55,882	$27,782	$24,829	$2,953	$2,408	$0.13
Adjustments to GAAP amounts:
Depreciation and amortization	(594)	594	(756)	1,350	1,350	0.07
Stock-based compensation	(10)	10	(801)	811	811	0.05
Merger and acquisition costs	-	-	-	-	-	-
Inventory step-up amortization	(201)	201	-	201	201	0.01
Bargain purchase gain on acquisition	-	-	-	-	-	-
Non-GAAP amount	$55,077	$28,587	$23,272	$5,315	$4,770	$0.26

	Three Months Ended September 30, 2018
	Cost of Revenue	Gross Profit	Operating Expenses	Operating Income	Net Income Attributable to DZSI	Net Income per Diluted Share Attributable to DZSI
GAAP amount	$48,483	$23,431	$19,892	$3,539	$1,798	$0.11
Adjustments to GAAP amounts:
Depreciation and amortization	(236)	236	(416)	652	652	0.04
Stock-based compensation	(7)	7	(610)	617	617	0.03
Merger and acquisition costs	-	-	(139)	139	139	0.01
Non-GAAP amount	$48,240	$23,674	$18,727	$4,947	$3,206	$0.19

	Nine Months Ended September 30, 2019
	Cost of Revenue	Gross Profit	Operating Expenses	Operating Income	Net Income Attributable to DZSI	Net Income per Diluted Share Attributable to DZSI
GAAP amount	$154,448	$74,829	$76,602	$(1,773)	$(3,263)	$(0.17)
Adjustments to GAAP amounts:
Depreciation and amortization	(1,613)	1,613	(2,497)	4,110	4,110	0.22
Stock-based compensation	(31)	31	(2,787)	2,818	2,818	0.15
Merger and acquisition costs	-	-	(337)	337	337	0.02
Inventory step-up amortization	(577)	577	-	577	577	0.03
Bargain purchase gain on acquisition	-	-	-	-	(334)	(0.02)
Non-GAAP amount	$152,227	$77,050	$70,981	$6,069	$4,245	$0.23

	Nine Months Ended September 30, 2018
	Cost of Revenue	Gross Profit	Operating Expenses	Operating Income	Net Income Attributable to DZSI	Net Income per Diluted Share Attributable to DZSI
GAAP amount	$139,344	$68,331	$61,951	$6,380	$3,321	$0.20
Adjustments to GAAP amounts:
Depreciation and amortization	(749)	749	(1,284)	2,033	2,033	0.12
Stock-based compensation	(7)	7	(1,350)	1,357	1,357	0.08
Merger and acquisition costs	-	-	(139)	139	139	0.01
Non-GAAP amount	$138,588	$69,087	$59,178	$9,909	$6,850	$0.41